UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 2, 2005

EXTENDED SYSTEMS INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	000-23597	82-0399670
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5777 North Meeker Avenue
Boise, Idaho 83713

(Address of principal executive offices)

(208) 322-7575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On August 2, 2005, Extended Systems Incorporated (the “Registrant”) issued a press release announcing its financial results for its fourth fiscal quarter ended June 30, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01  Other Matters.

The text under "Item 2.02 Results of Operations and Financial Condition" above is hereby incorporated by reference into this Item 8.01.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit	Description

99.1	Press Release dated August 2, 2005 of Extended Systems Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2005	EXTENDED SYSTEMS INCORPORATED

	By:	/s/ Valerie A, Heusinkveld
Valerie A. Heusinkveld
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 2, 2005 of Extended Systems Incorporated